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                                                                   EXHIBIT 10.33



                       THIRD AMENDMENT TO LEASE AGREEMENT


         This Third Amendment to Lease Agreement ("Third Amendment") is entered into by and between Medical Plaza Partners, Ltd., a Texas limited partnership ("Landlord"), and Billing Information Concepts, Inc., a Delaware corporation ("Tenant").

         For and in consideration of One and No/100 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby recite and agree as follows:

         1.        Recitals.

                   (a) Lease. Landlord and Tenant entered into the Office Building Lease Agreement ("Lease") dated July 11, 1996, with respect to certain Premises situated at 7411 John Smith Drive, San Antonio, Texas, as more particularly described in the Lease, which Lease was amended by a First Amendment to Lease Agreement executed effective September 30, 1996, and further amended by a Second Amendment to Lease Agreement executed effective November 8, 1996.

                  (b) Commencement Date Regarding Floors 2 through 6 of Building. Pursuant to paragraph II, Phase I, subsection (a), as amended by the Second Amendment to Lease Agreement, and subsection (b) of the Basic Lease Information of the Lease, Landlord and Tenant agreed that the Commencement Date with respect to the 3rd floor would be November 1, 1996, and with respect to the remaining Phase I floors, 2, 4, 5 and 6, would be the Completion Date as shown on Exhibit "D" attached to the Lease. Landlord and Tenant have mutually agreed to establish a revised Commencement Date for Floors 2, 3, 4, 5 and 6 of February 1, 1997, and Landlord and Tenant desire to enter into this Third Amendment to effect the same.

                   (c) Capitalized Terms. All capitalized terms used herein and not otherwise specifically defined shall have the same meaning as is ascribed to such terms in the Lease.

         2. Agreement of Revised Commencement Date Regarding Floors 2, 3, 4, 5 and 6 of Building. Landlord and Tenant hereby modify paragraph II, Phase I, subsection (a), as amended by the Second Amendment to Lease Agreement, and subsection (b) of the Basic Lease Information to delete any references therein to a Commencement Date, and agree that the Commencement Date for Floors 2, 3, 4, 5 and 6 shall be February 1, 1997.

         3. Other Terms. All other terms, conditions and provisions of the Lease shall remain in full force and effect as of the date thereof.



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         4.       Binding Effect.  This Agreement shall be binding upon and
shall inure to the benefit of the parties hereto and their respective successors and assigns.

         5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one instrument.

         EXECUTED to be effective on January 24, 1997.

                                         LANDLORD:

                                         MEDICAL PLAZA PARTNERS, LTD.

                                         By:      ORION PARTNERS MEDICAL PLAZA
                                                  LTD., its General Partner

                                                  By:  ORION PARTNERS, INC.,
                                                       its General Partner

                                                       By:   /s/ T.H. Chandler
                                                          ----------------------
                                                       Name:   T.H. Chandler
                                                            --------------------
                                                       Title:   Sr. VP
                                                             -------------------

                                         TENANT:

                                         BILLING INFORMATION CONCEPTS, INC.


                                         By:   /s/ Kelly E. Simmons
                                            ------------------------------------
                                         Name:   Kelly E. Simmons
                                              ----------------------------------
                                         Title:   CFO
                                               ---------------------------------



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